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                                 AMENDMENT NO. 5

                                       TO

                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT

                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)

     The Amended and Restated Master Distribution Agreement (all Classes of shares except Class B Shares) (the "Agreement") made as of the 18th day of August, 2003, by and between each registered investment company set forth on Schedule A to the Agreement (each individually referred to as "Fund", or collectively, "Funds"), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A to the Agreement, (each, a "Portfolio"), with respect to each class of shares except Class B Shares (the "Shares") of each Portfolio, and A I M DISTRIBUTORS, INC., a Delaware corporation (the "Distributor") is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT

                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)

AIM COMBINATION STOCK & BOND FUNDS
       INVESCO Core Equity Fund -                       Class A
                                                        Class C
                                                        Class K
                                                        Investor Class

       INVESCO Total Return Fund -                      Class A
                                                        Class C
                                                        Class K
                                                        Institutional Class
                                                        Investor Class

AIM COUNSELOR SERIES TRUST
       INVESCO Advantage Health Sciences Fund -         Class A
                                                        Class C

       INVESCO Multi-Sector Fund -                      Class A
                                                        Class C

AIM EQUITY FUNDS
         AIM Aggressive Growth Fund -                   Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

         AIM Basic Value II Fund -                      Class A
                                                        Class C

         AIM Blue Chip Fund -                           Class A
                                                        Class C

                                     Page 1
                                                        Class R
                                                        Institutional Class
                                                        Investor Class

         AIM Capital Development Fund -                 Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

         AIM Charter Fund -                             Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

         AIM Constellation Fund -                       Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

         AIM Core Strategies Fund -                     Class A
                                                        Class C

         AIM Dent Demographic Trends Fund -             Class A
                                                        Class C

         AIM Diversified Dividend Fund -                Class A
                                                        Class C

         AIM Emerging Growth Fund -                     Class A
                                                        Class C

         AIM Large Cap Basic Value Fund -               Class A
                                                        Class C
                                                        Class R
                                                        Investor Class

         AIM Large Cap Growth Fund -                    Class A
                                                        Class C
                                                        Class R
                                                        Investor Class

         AIM Mid Cap Growth Fund -                      Class A
                                                        Class C
                                                        Class R

         AIM U.S. Growth Fund -                         Class A
                                                        Class C

         AIM Weingarten Fund -                          Class A
                                                        Class C

                                       2

                                                        Class R
                                                        Institutional Class

AIM FUNDS GROUP
         AIM Balanced Fund -                            Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

                                     Page 2

         AIM Basic Balanced Fund -                      Class A
                                                        Class C

         AIM European Small Company Fund -              Class A
                                                        Class C

         AIM Global Value Fund -                        Class A
                                                        Class C

         AIM International Emerging Growth Fund -       Class A
                                                        Class C

         AIM Mid Cap Basic Value Fund -                 Class A
                                                        Class C

         AIM Premier Equity Fund -                      Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

         AIM Select Equity Fund -                       Class A
                                                        Class C

         AIM Small Cap Equity Fund -                    Class A
                                                        Class C
                                                        Class R

AIM GROWTH SERIES
         AIM Basic Value Fund -                         Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

         AIM Mid Cap Core Equity Fund -                 Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

         AIM Small Cap Growth Fund -                    Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

         AIM Global Trends Fund -                       Class A
                                                        Class C

                                       3

AIM INTERNATIONAL MUTUAL FUNDS
         AIM Asia Pacific Growth Fund -                 Class A
                                                        Class C

         AIM European Growth Fund -                     Class A
                                                        Class C
                                                        Class R
                                                        Investor Class

         AIM Global Aggressive Growth Fund -            Class A
                                                        Class C

         AIM Global Growth Fund -                       Class A
                                                        Class C

                                     Page 3

         AIM International Growth Fund -                Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

       INVESCO International Core Equity Fund -         Class A
                                                        Class C
                                                        Class R
                                                        Investor Class

AIM INVESTMENT FUNDS
         AIM Developing Markets Fund -                  Class A
                                                        Class C

         AIM Global Health Care Fund -                  Class A
                                                        Class C

         AIM Libra Fund -                               Class A
                                                        Class C

         AIM Trimark Endeavor Fund -                    Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

         AIM Trimark Fund -                             Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

         AIM Trimark Small Companies Fund -             Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

AIM INVESTMENT SECURITIES FUNDS
         AIM High Yield Fund -                          Class A
                                                        Class C
                                                        Investor Class

                                       4

         AIM Income Fund -                              Class A
                                                        Class C
                                                        Class R
                                                        Investor Class

         AIM Intermediate Government Fund -             Class A
                                                        Class C
                                                        Class R
                                                        Investor Class

         AIM Limited Maturity Treasury Fund -           Class A
                                                        Class A3
                                                        Institutional Class

         AIM Money Market Fund -                        AIM Cash Reserve Shares
                                                        Class C
                                                        Class R
                                                        Investor Class

         AIM Municipal Bond Fund -                      Class A
                                                        Class C
                                                        Investor Class

                                     Page 4

         AIM Short Term Bond Fund -                     Class C

         AIM Total Return Bond Fund -                   Class A
                                                        Class C

         AIM Real Estate Fund -                         Class A
                                                        Class C
                                                        Investor Class

AIM SECTOR FUNDS
       INVESCO Energy Fund -                            Class A
                                                        Class C
                                                        Class K
                                                        Investor Class

       INVESCO Financial Services Fund -                Class A
                                                        Class C
                                                        Class K
                                                        Investor Class

       INVESCO Gold & Precious Metals Fund -            Class A
                                                        Class C
                                                        Investor Class

       INVESCO Health Science Fund -                    Class A
                                                        Class C
                                                        Class K
                                                        Investor Class

       INVESCO Leisure Fund -                           Class A
                                                        Class C

                                       5

                                                        Class K
                                                        Investor Class

       INVESCO Technology Fund -                        Class A
                                                        Class C
                                                        Class K
                                                        Institutional Class
                                                        Investor Class

         INVESCO Utilities Fund -                       Class A
                                                        Class C
                                                        Investor Class

AIM SPECIAL OPPORTUNITIES FUNDS
         AIM Opportunities I Fund -                     Class A
                                                        Class C

         AIM Opportunities II Fund -                    Class A
                                                        Class C

         AIM Opportunities III Fund -                   Class A
                                                        Class C

AIM STOCK FUNDS

                                     Page 5

       INVESCO Dynamics Fund -                          Class A
                                                        Class C
                                                        Class K
                                                        Institutional Class
                                                        Investor Class

       INVESCO Mid-Cap Growth Fund -                    Class A
                                                        Class C
                                                        Class K
                                                        Institutional Class
                                                        Investor Class

       INVESCO Small Company Growth Fund -              Class A
                                                        Class C
                                                        Class K

                                                        Investor Class

       INVESCO S&P 500 Index Fund -                     Institutional Class
                                                        Investor Class

AIM TAX-EXEMPT FUND
         AIM High Income Municipal Fund -               Class A
                                                        Class C

                                       6

         AIM Tax-Exempt Cash Fund -                     Class A
                                                        Investor Class

         AIM Tax-Free Intermediate Fund -               Class A
                                                        Class A3

AIM TREASURER'S SERIES TRUST
       INVESCO Stable Value Fund -                      Class R
                                                        Institutional Class

       INVESCO U.S. Government Money Fund -             Investor Class

                                       7

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:  November 25, 2003

                                   EACH FUND (LISTED ON SCHEDULE A) ON BEHALF OF THE SHARES OF EACH PORTFOLIO LISTED ON SCHEDULE A

                                   By: /s/ Mark H. Williamson
                                       -----------------------------------------
                                        Mark H. Williamson
                                        Executive Vice President

                                   A I M DISTRIBUTORS, INC.


                                     Page 6

                                   By: /s/ Gene L. Needles
                                       -----------------------------------------
                                        Gene L. Needles
                                        President